Exhibit 10.20


                                     LEASE

                                 by and between

                            PW ACQUISITIONS IV, LLC,
                      a Delaware limited liability company,

                                  as Landlord,

                                       and

                       BAY MEADOWS OPERATING COMPANY LLC,
                      a Delaware limited liability company,

                                    as Tenant

                               TABLE OF CONTENTS
                                                                           Page
                                                                           ----
1.   Definitions; Term....................................................   4
--   -----------------
2.   Rent.................................................................   4
--   ----
3.   Net Lease............................................................   5
--   ---------
4.   Use..................................................................   6
--   ---
     (A)  Permitted Use...................................................   6
     ---  -------------
     (B)  Operating Covenant..............................................   6
     ---  ------------------
     (C)  Land Use Restrictions...........................................   6
     ---  ---------------------
     (D)  Cooperation.....................................................   6
     ---  -----------
5.   Taxes................................................................   6
--   -----
     (A)  Payment of Taxes................................................   6
     ---  ----------------
     (B)  Tax Contest.....................................................   7
     ---  -----------
6.   Condition of Premises................................................   8
--   ---------------------
7.   Repairs and Maintenance..............................................   9
--   -----------------------
8.   Compliance with Laws and Regulations.................................   9
--   ------------------------------------
     (A)  Compliance with Law.............................................   9
     ---  -------------------
     (B)  Environmental Matters...........................................   9
     ---  ---------------------
9.   Utilities and Services...............................................   11
--   ----------------------
10.  Landlord's Right of Access...........................................   11
---  --------------------------
11.  Indemnification......................................................   12
---  ---------------
12.  Insurance............................................................   12
---  ---------
     (A)  Improvements....................................................   12
     ---  ------------
     (B)  General Liability Insurance.....................................   13
     ---  ---------------------------
     (C)  Worker's Compensation...........................................   13
     ---  ---------------------
13.  Subordination........................................................   13
---  -------------
14.  Damage and Destruction...............................................   13
---  ----------------------
     (A)  Option to Terminate.............................................   13
     ---
     (B)  Waiver of Statutory Rights......................................   14
     ---  --------------------------
15.  Assignment...........................................................   14
---  ----------
     (A)  Prohibition on Assignment.......................................   14
     ---  -------------------------
     (B)  Permitted Subleases.............................................   14
     ---  -------------------
16.  Eminent Domain.......................................................   15
---  --------------
17.  Default..............................................................   15
---  -------
18.  Landlord's Remedies..................................................   16
---  -------------------
     (A)  Continuation....................................................   16
     ---  ------------
     (B)  Termination.....................................................   16
     ---  -----------
     (C)  Appointment of Receiver.........................................   17
     ---  -----------------------
     (D)  Landlord's Right to Cure........................................   17
     ---  ------------------------
19.  Mechanic's Liens.....................................................   17
---  ----------------
     (A)  Restriction Against Mechanic's Liens............................   17
     ---  ------------------------------------
     (B)  Contests - Surety Bond..........................................   17
     ---  ----------------------
     (C)  Right to Remove Liens...........................................   18
     ---  ---------------------
     (D)  Notice of Non-Responsibility....................................   18
     ---  ----------------------------
     (E)  Certificate of Completion.......................................   18
     ---  -------------------------

20.  Bankruptcy...........................................................  18
---  ----------
21.  Notices..............................................................  19
---  -------
22.  Quiet Enjoyment......................................................  19
---  ---------------
23.  Waiver...............................................................  20
---  ------
24.  Liability of Landlord................................................  20
---  ---------------------
     (A)  Landlord's Default..............................................  20
     ---  ------------------
     (B)  Limitation of Landlord's Liability..............................  20
     ---  ----------------------------------
25.  Landlord's Representations and Warranties............................  21
---  -----------------------------------------
26.  Tenant's Representations and Warranties..............................  21
---  ---------------------------------------
27.  Severability.........................................................  21
---  ------------
28.  Attorneys' Fees......................................................  21
---  ---------------
29.  Time of Essence......................................................  21
---  ---------------
30.  Nonmerger of Fee and Leasehold Estate................................  21
---  -------------------------------------
31.  Estoppel Certificates................................................  22
---  ---------------------
32.  Force Majeure - Unavoidable Delay....................................  22
---  ---------------------------------
33.  Surrender............................................................  22
---  ---------
34.  Lease Not a Partnership..............................................  22
---  -----------------------
35.  Holding Over.........................................................  23
---  ------------
36.  Execution in Counterparts............................................  23
---  -------------------------
37.  No Recordation.......................................................  23
---  --------------
38.  Applicable Law.......................................................  23
---  --------------
39.  Successors and Assigns...............................................  23
---  ----------------------
40.  Interpretation.......................................................  23
---  --------------
41.  Entire Agreement.....................................................  23
---  ----------------
42.  Signs................................................................  23
---  -----
43.  Good Faith and Reasonableness........................................  23
---  -----------------------------
44.  Further Assurances...................................................  24
---
45.  Access to Trailer Parcel.............................................  24
---
46.  Art..................................................................  24
---  ---

EXHIBITS:

EXHIBIT A:  Legal Description of the Premises
EXHIBIT B:  Art Work
EXHIBIT C:  Trailer Parcel

                                     LEASE

     This Lease (this "Lease") dated as of November ____, 2000, is entered into
                       -----
by and between PW ACQUISITIONS IV, LLC, a Delaware limited liability company

("Landlord"), and BAY MEADOWS OPERATING COMPANY LLC, a Delaware limited
  --------
liability company ("Tenant").
                    ------

     In consideration of their respective agreements contained herein, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, that certain parcel of real property (the "Land"), together with the horse racing facility
                              ----
and associated improvements (the "Main Track Improvements"), including without
                                  -----------------------
limitation all barn facilities thereon, located in the City of San Mateo, County of San Mateo, California, as more particularly described on Exhibit A hereto,
                                                            ---------
and together with the art and other items (the "Art") identified on Exhibit B
                                                ---                 ---------
hereto, but not including that portion of the Land (the "Trailer Parcel")
                                                         --------------
outlined on Exhibit C attached hereto (collectively, the "Premises").  The
            ---------                                     --------
Premises includes all of the real property presently utilized to operate the Bay Meadows Racecourse in a manner consistent with its present operations, including, without limitation, the lands underlying the racetrack, infield, grandstands, barns and related facilities, together with all of the parking lots and ingress and egress rights held by Landlord and used in connection with the present operation of the racetrack.

     Landlord and Tenant hereby agree as follows:

     1.   Definitions; Term.
          -----------------

          (a) For purposes of this Lease, the first "Lease Year" under this
                                                     ----------
Lease shall commence on the Commencement Date and terminate on December 31, 2001 (the "First Lease Year"), and the last "Lease Year" under this Lease shall
      ----------------                  ----------
commence on January 1, 2002 and terminate on the Expiration Date (the "Last
                                                                       ----
Lease Year").
----------

          (b) The term of this Lease shall commence on the date hereof (the

"Commencement Date") and shall end on the later of (i) December 31, 2002 or (ii)
------------------
the final date of any horse racing meet in progress on the Premises on December 31, 2002, but in no event later than March 31, 2003 (such date, or any prior date on which this Lease may terminate pursuant to the terms hereof, shall be hereinafter referred to as the "Expiration Date"), unless otherwise extended
                                ---------------
pursuant to the agreement of Landlord and Tenant, and either party may refuse to agree to such an extension in its sole discretion.

     2.   Rent.  For each Lease Year, Tenant shall pay to Landlord at Landlord's
          ----
address for notices in Section 21 below, or to such other person or at such
                       ----------
other place as Landlord may direct by written notice from time to time, the following rent, without demand, set-off or deduction:


     Lease Year            Annual Rent
     ---------------------------------
     First Lease Year          $1.00
     Last Lease Year           $1.00

The rent for the First Lease Year shall be due and payable on January 1, 2001. The rent for the Last Lease Year shall be due and payable on January 1, 2002. Any other sums, payments, charges and amounts due to Landlord from Tenant under this Lease shall be deemed additional rent and shall be payable within ten (10) business days following delivery to Tenant of written demand therefor. Interest shall accrue on any rent or additional rent owed by Tenant to Landlord, commencing on the first date of delinquency and continuing until the full amount (including interest) is paid to Landlord, at the Default Rate (as defined in

Section 18(b)).  Except as otherwise provided herein with respect to the timing
-------------
of payments, references in this Lease to "rent" shall include the annual rent set forth in this Section 2 and all additional rent.
                  ---------

     3.   Net Lease.
          ---------

          (a) This Lease is intended to be, and shall be construed as, a net Lease, whereby under all circumstances and conditions, whether now or hereafter existing or within the contemplation of the parties, the rent set forth in

Section 2 hereof shall be a completely net return to Landlord throughout the
---------
Term, and Tenant shall pay, and shall indemnify and hold harmless Landlord from and against, any and all expenses, costs, liabilities, obligations and charges whatsoever that shall arise or be incurred, or shall become due, during or in respect of the Term, or in respect of the Premises and the ownership, leasing, operation, alteration, construction, management, maintenance, repair, use or occupancy thereof, or any portion thereof, except as may be expressly provided to the contrary herein.

          (b) Except as otherwise expressly provided in this Lease, any present or future law to the contrary notwithstanding, Tenant shall not be entitled to (and Tenant hereby expressly waives all rights to) any abatement, deferment, reduction, set-off, counterclaim, defense or deduction with respect to any rent payable pursuant to Section 2 hereof, additional rent or other sum payable
                    ---------
hereunder, and except as otherwise expressly provided in this Lease, the obligations of Tenant hereunder shall not be affected by reason of (i) any damage to or destruction of the Premises, (ii) any taking of the Premises or any part thereof by condemnation or otherwise, (iii) any prohibition, limitation, restriction or prevention of Tenant's use, occupancy or enjoyment of the Premises, or any interference with such use, occupancy or enjoyment by any person other than Landlord or Landlord's agents or employees or any person claiming under Landlord, (iv) any default by Landlord hereunder or under any other agreement, or (v) any action of any governmental authority. The parties intend that the obligations of Tenant hereunder shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease.

          (c) Tenant shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Landlord or any assignee of Landlord, or any action with respect to this Lease that may be taken by any trustee, receiver or liquidator or by any court provided that such action does not materially adversely affect any rights or benefits granted to Tenant hereunder. If any of the events described in the immediately preceding sentence shall occur, Tenant waives all rights to terminate or surrender this Lease (except as expressly permitted hereby, including, without limitation, in the event any rights or benefits granted to Tenant hereunder are materially adversely affected), or to any abatement or deferment of rent payable under
Section 2 hereof, additional rent or other sums payable hereunder.
---------

     4.   Use.
          ---

          (a) Permitted Use.  The Premises may only be used (i) as a horse
              -------------
racing track and for other incidental or related sporting and similar events, including pari-mutuel wagering on thoroughbred, quarter horse and harness horse racing, horse training and boarding, operating as a satellite facility receiving the broadcast of horse racing from locations outside of Bay Meadows, and civic and public relations activities such as horse shows, banquets, concerts, dances and film and television production, (ii) for other activities ancillary to such purposes, and (iii) for such other lawful uses with Landlord's consent, which consent will not be unreasonably withheld, delayed or conditioned; provided, however, that in no event shall any form of wagering other than pari-mutuel wagering provided in (i), above, be allowed in the Premises.

          (b) Operating Covenant.  Tenant shall continuously operate the
              ------------------
Premises as a horseracing facility, consistent with the prior operation of the Premises, through December 31, 2002.

          (c) Land Use Restrictions.  Tenant shall not apply for, request,
              ---------------------
execute or enter into any document, instrument or agreement with any governmental authority or other third party restricting or modifying the use of the Premises, granting easements over the Premises, seeking or obtaining zoning changes or conditional use or similar permits, or otherwise encumbering the Premises or any portion thereof. This provision shall not apply to communications with or applications made to or agreements entered into with the California Horse Racing Board by Tenant.

          (d) Tenant's Cooperation.  Tenant shall, at Landlord's request,
              --------------------
reasonably cooperate with Landlord in connection with any application or submission by Landlord to the City or any other governmental authority regarding a modification of the zoning or permitted use of the Premises applicable to any period subsequent to the term of this Lease.

     5.   Taxes.
          -----

          (a) Payment of Taxes. Tenant, in addition to the rent provided for
              ----------------
herein, shall pay prior to delinquency all Real Estate Taxes levied against the Premises during the Lease term. The phrase "Real Estate Taxes" means all taxes,
                                             -----------------
assessments (including, without limitation, general, special, supplemental and escape assessments), possessory interest taxes, impositions, service payments, license, permit, inspection or use fees, excises, transit charges, housing fund, assessments, impositions, levies, fees or charges, general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind which are assessed, levied, charged or imposed by any public, quasi-public or private authority upon the Premises (including both the land and the improvements constituting the Premises), the operation of the Premises, or the rent payable hereunder, and shall include the cost of contesting by appropriate proceedings the amount or validity of any of the foregoing (subject to Section (5)(b) below)
                                                           --------------
and also shall include any interest or penalties for late payments of any of the foregoing. Real Estate Taxes shall also include any increases in any taxes assessed, levied, charged or imposed on the Premises resulting from an increased assessed value of the Premises (or portion thereof) following a "change of ownership" of the Premises, as that term is defined in California Revenue and Tax Code (S) 60. If any governmental authority imposes, assesses or levies a tax on rent or any other tax upon Landlord as a substitute in whole or in part for a Real Estate Tax, the substitute tax shall be deemed to be a Real Estate Tax. Except as expressly set forth herein, "Real Estate Taxes" shall however, exclude, and Tenant shall not be obligated to pay, franchise, corporate, net income or profit, capital levy, capital stock, transfer, estate, gift, inheritance tax or successor tax payable by Landlord. Notwithstanding the foregoing, Landlord shall be responsible for and shall pay directly fifty percent (50%) of each installment of Real Estate Taxes levied against the Land and the Main Track Improvements constituting a portion of the Premises and Tenant shall pay (as provided above) the remaining fifty percent (50%) of each such installment of Real Estate Taxes levied against the Land and the Main Track Improvements constituting a portion of the Premises.

          (b) Tax Contest.  Landlord and Tenant agree to consult with each other
              -----------
and to keep each other advised concerning any controversy or contest pertaining to the amount or validity of any Real Estate Taxes. Notwithstanding the foregoing, either Landlord or Tenant shall have the right to contest or review, by legal proceedings or in such other manner as it may deem suitable (which, if instituted by Tenant, shall be conducted by Tenant at its own expense and free of any expense to Landlord), the amount of any valuation or rate in respect of any Real Estate Taxes or the validity of any Real Estate Taxes enacted after the date of this Lease and payable with respect to periods during the Lease term. Tenant may cause to be paid under protest or Tenant may cause the payment of a contested item to be deferred to the extent permitted by law, provided that in the case of such a deferral of payment such contest does not subject Landlord or the Premises to any civil or criminal liability or penalty, and that, prior to the institution of any such proceedings, Tenant shall furnish to Landlord: (i) an agreement by Tenant to indemnify Landlord against all losses, costs, damages and expenses including, without limitation, reasonable attorney's fees and disbursements incurred by reason of such contest; or (ii) a surety company bond, cash deposit or other security satisfactory to Landlord, sufficient to cover the amount of the contested item or items and interest and penalties covering the period which such proceedings may be expected to take, securing payment of such contested items, interest, penalties and all costs in connection therewith. Notwithstanding the furnishing of any such indemnity, bond or security (other than a cash deposit), if the Premises or any part thereof shall at any time be in imminent danger of being sold, forfeited or otherwise lost, then Tenant shall promptly pay such contested item or items: provided, however, that if Tenant shall have made a cash deposit, then Landlord shall thereupon pay the contested item or items out of the cash deposit, and any balance of the cash deposit remaining after the payment or cancellation thereof shall be repaid to Tenant without interest. The legal proceedings may review tax assessments, appeals from orders therein and appeals from any judgments, decrees or orders, but all such proceedings shall be commenced by Tenant as soon as practicable after the imposition or assessment of any contested item and shall be prosecuted by Tenant to final adjudication with dispatch. Any refunds recovered by Tenant may be retained by and shall be the property of Tenant except that such refunds (net of the costs of collection) shall belong to Landlord if and to the extent they are in respect of a period prior or subsequent to the Commencement Date. Landlord shall not be required to join in any proceedings referred to in this subparagraph unless the provisions of any law or the requirements of any governmental authority at the time in effect shall require that such proceedings be brought by or in the name of Landlord, in which event Landlord shall join in such proceedings or permit the same to be brought in its name, and

Landlord shall otherwise reasonably cooperate with Tenant in connection with any such tax contest or proceeding, at no cost to Landlord. Landlord shall not be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings, and Tenant shall indemnify and save harmless Landlord from any such costs and expense, including reasonable attorneys' fees and disbursements.

          (c) During the Lease term, Tenant shall pay, prior to delinquency, any and all taxes imposed by any governmental authority upon any personal property, machinery or equipment of Tenant located on or affixed to the Premises. This obligation shall be subject to the indemnity provisions of Section 11.
                                                           ----------

     6.   Condition of Premises.  Except as specifically provided for herein,
          ---------------------
neither Landlord nor its agents have made any representations with respect to the Premises, Tenant has made such inspections of the Premises as it desires and accepts the Premises "AS IS" without any representation or warranty, express or implied, in fact or by law, by Landlord as to the condition of the Premises. Tenant acknowledges that it is familiar with all aspects of the condition of the Premises, and that, except as may be expressly set forth herein, no representations, warranties, guarantees or assurances, whether express or implied, have been made by Landlord, or any agent or person representing or acting on behalf of Landlord, to Tenant with respect to the condition of the Premises, any easements, covenants, liens or encumbrances affecting the Premises, the environmental history or environmental condition of the Premises, the projected revenues, expenses or operating results of the Premises, the obtainability of any licenses or permits which may be necessary or desirable in connection with the use and operation of the Premises, the zoning and other legal requirements applicable to the Premises or the compliance of the Premises therewith, the use or occupancy of the Premises or any part thereof, or any other matter whatsoever relating to the Premises. Except as may be otherwise expressly provided herein, Landlord shall have no liability to Tenant because of, or as a result of, the existence of any subsurface or soil condition, either on the Premises or land adjacent thereto, which might affect Tenant's activities on the Premises.

     Notwithstanding the foregoing, Landlord hereby represents and warrants to Tenant as follows:

          (a) Landlord has full right and lawful authority to enter into this Lease for the term granted herein, and has good and marketable title to the Premises free and clear of any mortgages, liens or encumbrances which would interfere with Tenant's quite enjoyment of the Premises for the purposes set forth herein.

          (b) As of the commencement of the term, the Premises, and the use of the premises for the purposes contemplated by this Lease, comply with all covenants, conditions, restrictions, easements and similar agreements recorded against or binding on the Premises and/or any tenant thereof.

          (c) Landlord has not generated, used, transported, treated, stored, released or disposed of, or has suffered or permitted anyone else to generate, use, transport, treat, store, release or dispose of any Hazardous Materials (as defined below) at or about the Premises in violation of any Hazardous Materials Laws (as defined below). To Landlord's knowledge, no underground storage tank is contained in or located at the Premises.

          (d) Landlord has not received any notice from any governmental agency or entity that the present waste water management practices at the Facility are in violation of any Hazardous Materials Laws

     7.   Repairs and Maintenance.  Subject to Section 14 hereof, Tenant, at its
          -----------------------              ----------
sole expense, shall maintain and repair the Premises in a manner adequate for Tenant's use of the Premises. Except to the extent any such change is required as a result of the ADA Litigation, Landlord shall not be required to make any repairs, alterations, improvements, replacements, changes or additions to the Premises, Tenant shall not call upon Landlord for any disbursement or outlay whatsoever in connection therewith, and Tenant hereby expressly releases and discharges Landlord of and from any liability therefor. Notwithstanding the foregoing, in the event any repairs to the Premises is, in the reasonable opinion of Tenant required to permit Tenant to operate the Premises during the entire term of this Lease in a manner consistent with its past use, and in the event such repair would cost in the aggregate in excess of two hundred thousand dollars ($200,000), then Tenant shall have the option to terminate this Lease; provided, that as a condition to the exercise of such option Tenant shall either pay or have paid to Landlord the rent in full for the entire term of this Lease.

     8.   Compliance with Laws and Regulations.
          ------------------------------------

          (a) Compliance with Law.  Tenant, at its sole expense, shall comply
              -------------------
with (i) all statutes, laws, ordinances, orders, codes, conditions, rules and regulations of federal, state and municipal authorities now in force or which may hereafter be in force (collectively, "Applicable Law") pertaining to
                                          --------------
Tenant's use and occupancy of the Premises, (ii) all rules, regulations, orders and other requirements of the Board of Fire Underwriters of the State of California, the Fire Insurance Rating organization of the State of California, and any other similar body performing the same or similar functions and having jurisdiction or authority over the Premises (the "Insurance Requirements"), and
                                                   ----------------------
(iii) all covenants, easements and other instruments and agreements recorded in the land records of the County and encumbering the Premises or any portion thereof (the "Property Restrictions"). Tenant, at its sole expense, shall
              ---------------------
obtain and comply with all licenses, permits or approvals that may be required for the conduct of its business and operations or for the making of repairs, alterations, improvements, additions to the Premises. Tenant shall not commit, or suffer to be committed, any waste upon the Premises or any nuisance.

          (b)  Environmental Matters.

               (i) Tenant shall, at its sole expense, at all times and in all respects comply with all federal, state and local statutes, laws, ordinances, orders, codes, conditions, rules and regulations (collectively "Hazardous
                                                                ---------
Materials Laws") relating to industrial hygiene, environmental protection or the
--------------
use, analysis, generation, manufacture, storage, disposal or transportation of any oil, gasoline and related products, flammable explosives, asbestos, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitation, any "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under any such laws, ordinances or regulations, any toxic or hazardous substance, material or waste listed in the United States Department of Transportation Table (49 CPR 172.101) or by the Environmental Protection Agency as a hazardous substance (40 CPR, Part
302) and amendments thereto, or such substances, materials and wastes which are or become regulated or listed as toxic under any applicable local, state or federal law (collectively, "Hazardous Materials").
                            -------------------

              (ii) Tenant shall, at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Premises, including, without limitation, discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Premises. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall cause any and all Hazardous Materials removed from the Premises to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes if required by applicable governmental agencies having responsibility for any such removal. Tenant shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Premises in strict conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. Upon expiration or earlier termination of the term of this Lease, Tenant shall cause all Hazardous Materials discharged during the term of this Lease upon the Premises (other than by Landlord or Landlord's agents or employees) in excess of levels permitted by governmental authorities to be removed from the Premises and transported for use, storage or disposal in accordance and compliance with all applicable Hazardous Materials Laws. Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in or about the Premises, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises, without first notifying Landlord of Tenant's intention to do so, obtaining Landlord's prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned), and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto.

              (iii) Tenant shall immediately notify Landlord in writing of: (A) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws;
(B) any claim made or threatened by any person against Tenant or the Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (C) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in or removed from the Premises, including any complaints, notices, warnings or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Tenant's use thereof. Upon request of Landlord, Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

          (iv) Landlord shall, at Landlord's sole expense and with counsel reasonably acceptable to Tenant, indemnify, defend and hold harmless Tenant and Tenant's members and each of their shareholders, directors, officers, employees, partners, affiliates and agents (the "Tenant Indemnified Parties") with respect
                                      --------------------------
to any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) or death of or injury to any person or damage to any property whatsoever incurred by Tenant Indemnified Parties, arising out of or resulting from the use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of any Hazardous Materials in or about the Premises or the violation of any Hazardous Materials Law prior to the Commencement Date of this Lease. Landlord's obligations hereunder shall survive the expiration or earlier termination of the term of the Lease. For purposes of the indemnity provisions hereof, any acts or omissions of Landlord, or by employees, agents, assignees, contractors or subcontractors of Landlord or others acting for or on behalf of Landlord (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Landlord.

          (v) Tenant shall, at Tenant's sole expense and with counsel reasonably acceptable to Landlord, indemnify, defend and hold harmless Landlord and Landlord's shareholders, directors, officers, employees, partners, affiliates, agents, successors and assigns with respect to any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) or death of or injury to any person or damage to any property whatsoever, arising out of or resulting from the use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of any Hazardous Materials in or about the Premises or the violation of any Hazardous Materials Law during the term of this Lease except to the extent caused by Landlord or its agents or employees. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Premises resulting from the facts or circumstances described in the first sentence of this subparagraph (v), and the preparation and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the term of the Lease. For purposes of the release and indemnity provisions hereof, any acts or omissions of Tenant, or by employees, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

     9.   Utilities and Services.  Tenant shall supply and pay all charges for
          ----------------------
water, gas, heat, light, telephone, power and all other utilities and services used by Tenant on or supplied to the Premises during the Lease term.

     10.  Landlord's Right of Access.  Subject to Landlord taking reasonable
          --------------------------
steps to minimize interference with Tenant's use of the Premises, Landlord and its representatives may enter the Premises at any reasonable time for the purpose of inspecting the Premises, showing same to prospective tenants (only during the last nine (9) months of the Lease term) or purchasers, posting and keeping notices as provided by Section 3094 of the Civil Code of California or by any other law or which Landlord deems necessary for the protection of Landlord and the Premises, or to exercise its rights under this Lease. Except for Landlord's or Landlord's representatives' gross negligence or intentional misconduct, Landlord's right of access shall not be deemed to impose upon Landlord any obligation, responsibility or liability for the care, maintenance, supervision or repair of the Premises nor a waiver of any default on the part of Tenant. Landlord shall not be liable to Tenant for any loss of occupation or quiet enjoyment of the Premises occasioned thereby, nor shall Landlord's entry constitute an actual or constructive eviction of Tenant.

     11.  Indemnification.  (a) Tenant shall defend (upon notice from Landlord
          ---------------
and with counsel reasonably acceptable to Landlord), indemnify and hold Landlord's affiliates, and the partners, shareholders, directors, managers, employees, agents, attorneys, successors and assigns of any of the foregoing, free and harmless against and from any and all claims, demands, liens, liabilities, damages, suits, fines, penalties and expenses, including reasonable attorneys' fees and costs of defense (collectively, "Claims") relating to the
                                                     ------
Premises arising from any cause whatsoever, except those Claims that arise due to the gross negligence or willful misconduct of Landlord or those Claims or matters for which Landlord is expressly indemnifying Tenant hereunder. Except to the extent Landlord is expressly indemnifying Tenant hereunder, Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause except the gross negligence or willful acts or omissions of Landlord or its agents, employees or contractors. Landlord shall not be liable for interference with light, air or other similar benefit nor shall Landlord be liable for any defect in the Premises. Tenant's indemnification set forth in this Section 11(a), and any other indemnification obligations of either party
     -------------
pursuant to this Lease, shall survive the expiration or other termination of this Lease.

     (b) Landlord shall, at Landlord's sole expense and with counsel reasonably acceptable to Tenant, indemnify, defend and hold harmless the Tenant Indemnified Parties from and against any and all claims, losses, costs, damage, expenses, liabilities, liens, actions, causes of action (whether in tort or contract, law or equity, or otherwise), charges, assessments, fines and penalties of any kind (including consultant and expert expenses, court costs and attorney fees actually incurred) arising from or relating to that certain complaint, Marquejanet A. Brown, et al v. Bay Meadows Operating Company, LLC, et.al., filed
---------------------------    ------------------------------------------
in the United States District Court for the Northern District of California, as Case No. C 00 0908 MJJ, or the facts and circumstances giving rise thereto (the "ADA Litigation"). . Landlord's indemnification set forth in this Section
 --------------                                                     -------
11(b), and any other indemnification obligations of either party pursuant to
-----
this Lease, shall survive the expiration or other termination of this Lease.

     12.  Insurance.
          ---------

          (a) Improvements.  Throughout the Lease term, at Tenant's sole
              ------------
expense, Tenant shall maintain in effect property insurance in an amount equal to the full insurable replacement cost with coverage at least as broad as ISO form CP1030 Special Form Causes of Loss ("all risks"), covering the Main Track Improvements against loss or damage by fire and such other risks as are now or hereafter included in such coverage. Such property insurance shall contain an agreed valuations provision in lieu of any co-insurance clause. Landlord shall, at Tenant's expense, cooperate fully with Tenant to obtain the largest possible recovery, and all policies of fire and extended coverage insurance required by this Section 12(a) shall provide that the proceeds shall be paid to Landlord and
     -------------
shall be utilized and applied as hereinafter set forth. Such insurance shall contain an express waiver of any right of subrogation against Landlord.
Landlord shall have the right (but not the obligation) and at its expense, to carry such additional insurance as it deems necessary to protect its interest in the Premises against the risks enumerated above or such other risks as it deems appropriate.

          (b) General Liability Insurance.  Throughout the Lease term, at
              ---------------------------
Tenant's sole expense, Tenant shall maintain:

              (i) Commercial General Liability insurance, written on an occurrence (not claims-made) basis, covering the Premises, and all operations of or under the control of Tenant in connection therewith, with coverage at least as broad as ISO form CGOOO1 1298 Commercial General Liability. Such insurance shall provide coverage for bodily injury, including without limitation personal injury, sickness, disease or death, and damage to or destruction of property (including loss of use resulting therefrom), with minimum combined single limits of not less than $10,000,000 (not including defense costs), and a deductible of not more than $25,000. Such policies shall contain endorsements (a) including employees and naming Landlord as an additional insured, (b) deleting any liquor liability exclusion, (c) specifically insuring Tenant's indemnity obligations under Section 11 and elsewhere in this Lease, and (d) covering products and
      ----------
completed operations, elevator liability, and garage keeper's liability; and

              (ii) automobile liability insurance (bodily injury and property damage), including coverage for all owned (if any), hired and non-owned vehicles and equipment with a minimum combined single limit of at least One Million Dollars ($1,000,000).

          (c) Worker's Compensation.  Throughout the Lease term, at Tenant's
              ---------------------
sole expense, Tenant shall maintain statutory worker's compensation insurance in form and amount as required by Applicable Law, as defined in Section 8(a).
                                                             ------------

          (d) All insurance required by express provisions of this Lease shall be carried only with responsible insurance companies licensed to do business in the State of California and approved by Landlord. Tenant shall promptly furnish Landlord with Accord 27, Evidence of Property Insurance and shall name Landlord as additional insured on all policies, which shall provide 30 days notice of cancellation.

          (e) Tenant may effect for its own account any insurance not required under this Lease. Tenant may provide by blanket insurance, covering the Premises and any other location or locations, any insurance required or permitted under this Lease, so long as the coverage of such blanket insurance is equivalent to that provided by separate policies.

     13.  Subordination.  Landlord will not be required to subordinate its fee
          -------------
interest in the Premises to any encumbrances of any kind, including, without limitation, leases, mortgages or deeds of trust that may be executed covering the Premises, or any renewals, modifications, consolidations, replacements or extensions thereof.

     14.  Damage and Destruction.
          ----------------------

          (a) Option to Terminate.  If the Main Track Improvements, or any
              -------------------
portion thereof, are damaged or destroyed to any material extent, then Tenant shall have the right to terminate this Lease effective upon the date of such damage or destruction by giving Landlord notice within thirty (30) days of the date of such damage or destruction; provided that it shall be a condition to the termination of this Lease by Tenant that Landlord shall receive either from Tenant or from the proceeds of insurance delivered to Landlord on account of such damage or destruction an amount equal to full rent required to be paid for the full term of this Lease through and including the Expiration Date. If Tenant exercises the foregoing right of termination, Tenant shall deliver to Landlord the proceeds of insurance paid or payable in connection with such damage or destruction. Notwithstanding the foregoing, in the event Tenant so terminates this Lease and Landlord receives either from Tenant or from insurance proceeds payable on account of such damage or destruction an amount equal to the full rent required to be paid for the full term of this Lease, then the balance of any such insurance proceeds shall be distributed to Landlord and Tenant as follows: First, Tenant shall be entitled to receive from any remaining insurance proceeds (but only from such insurance proceeds) an amount equal to the prorata portion of the rent paid to Landlord for the period from the date of termination to the end of the term of this Lease through and including the Expiration Date; Second, Landlord shall be entitled to receive an amount of the full cost to fully demolish and clear the Land of the Facility and all other Main Track Improvements. Third, any remaining insurance proceeds shall be disbursed by Landlord, fifty percent (50%) to Landlord and fifty percent (50%) to Tenant.

          (b) Waiver of Statutory Rights.  Tenant waives the provisions of Civil
              --------------------------
Code Section 1932(2) and Civil Code Section 1933(4) with respect to any destruction of the Premises.

     15.  Assignment.
          ----------

          (a) Prohibition on Assignment.  Tenant shall not, directly or
              -------------------------
indirectly, sell, convey, assign, transfer, pledge, or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, except as provided in Section 15(b) below, or allow any other person or entity
                      -------------
(except Tenant's authorized representatives) to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent, which consent may be withheld in Landlord's sole discretion. Any assignment, encumbrance or sublease, without Landlord's prior written consent (except as permitted under

Section 15(b)), shall be void and, at Landlord's election shall constitute a
-------------
default hereunder. No consent to any assignment, encumbrance or sublease shall constitute a further waiver of the provisions of this Section 15(a). No
                                                      -------------
interest of Tenant in this Lease shall be assignable by operation of law. As used herein, the term "assignment" shall include, without limitation, the direct or indirect sale, transfer, conveyance or disposition of (i) more than 50% (in the aggregate) of the beneficial economic interests in Tenant, whether in a single transaction or in a series of transactions, or (ii) any right or interest in Tenant which provides the holder of such right or interest with the power or authority to direct the operations and management of Tenant.

          (b) Permitted Subleases.  The provisions of this Section 15 shall not
              -------------------                          ----------
prohibit Tenant from, and Landlord's consent shall not be required for, entering into a sublease to any entity controlled by, controlling or under common control with Tenant (including, without limitation, Pacific Racing Association, for the running of all or any part of Golden Gate Fields meet at the Premises). The provisions of this Section 15 also shall not prohibit Tenant from, and
                   ----------
Landlord's consent shall not be required for, subleases, sub-subleases, concessions, or licenses to vendors or operators necessary or desirable in connection with the operation of the Main Track Improvements as a horseracing facility in the normal course of business. Each sublease, sub-sublease, concession or license that is entered into by Tenant shall provide that it is subject to the provisions of this Lease and the term of any such sublease, sub-sublease, concession or license shall not exceed the Lease term. Tenant shall provide Landlord with prior written notice of any such sublease, sub-sublease, concession or license that is entered into by Tenant, and shall promptly provide Landlord with copies of any such agreements and any notices delivered by any party under such agreements.

     16.  Eminent Domain.  If the whole of the  Premises, or so much thereof as
          --------------
to render the balance unusable by Tenant for the purposes set forth in Section
                                                                       -------
4, shall be taken under power of eminent domain, or sold, transferred or conveyed in lieu thereof, then this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is later. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising thereto; provided, however, that Tenant shall have the right to make a separate claim for, and recover from the condemnor and Landlord shall not have any interest in any award made to Tenant for, the interruption of, or damage to, Tenant's business, including, without limitation, Tenant's relocation costs, provided that such award to Tenant does not reduce Landlord's award made in connection with such taking.
Notwithstanding the foregoing, in the event this Lease terminates as a result of any eminent domain action and as a result thereof Landlord does not receive an amount which when added to rent previously paid to Landlord under this Lease equals at least six million dollars ($6,000,000), then tenant shall pay to Landlord the difference between such amount and six million dollars ($6,000,000) upon the date of termination of this Lease, which obligation shall survive the termination of this Lease. In the event of a partial taking, or a sale, transfer or conveyance in lieu thereof, which does not result in a termination of this Lease, the rent shall not be reduced. Each party waives the provisions of Code of Civil Procedures Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises that does not prevent Tenant from continuing its business activities at the Premises.

     17.  Default.  The occurrence of any of the following shall constitute a
          -------
default, by Tenant under this Lease:

          (a) failure to pay rent (including additional rent) when due, if the failure continues for ten (10) business days after written notice of same has been given to Tenant;

          (b) failure to perform any other provision of this Lease, if the failure to perform is not cured within thirty (30) days after written notice has been given to Tenant; provided, however, that, if the nature of Tenant's obligation is such that more than thirty (30) days are required for its performance, then Tenant shall not be deemed to be in default if it shall commence performance within such thirty (30)-day period and thereafter diligently prosecute the same to completion.

              Failure to pay any sums that Tenant is obligated to pay under this Lease (whether to Landlord or to any other person or entity) shall not, in any event, constitute a default not reasonably capable of being cured within thirty
(30) days.  Notices given under this Section 17 shall specify the alleged
                                     ----------
default and the applicable Lease provisions, and shall demand that

Tenant perform the provisions of this Lease or pay the rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice.

     18.  Landlord's Remedies.  Landlord shall have the following remedies if
          -------------------
Tenant commits a default, which remedies are not exclusive but are cumulative and in addition to any remedies now or later allowed by law:

          (a) Continuation.  Landlord may continue this Lease in full force and
              ------------
effect, and the Lease will continue in effect as long as Landlord does not terminate Tenant's right of possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord can enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of preparing the Premises for reletting, and like costs. Reletting can be for a period shorter or longer than the remaining Lease term. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord receives from any reletting. No act by Landlord allowed by this Section 18 shall terminate this Lease unless Landlord
                         ----------
elects to terminate this Lease. To the fullest extent permitted by Applicable Law, the revenues from any reletting shall be applied:

              (i) first, to pay to Landlord the costs and expense of such reletting, including, without limitation, costs and expenses of retaking or repossessing the Premises, removing persons and property therefrom, and securing new tenants;
              (ii) second, to the payment of rent, additional rent and other sums due and unpaid hereunder, and

              (iii) the residue, if any, shall be held by Landlord and applied to payment of other or future obligations of Tenant to Landlord under this Lease as the same become due and payable.

          (B) Termination.  Landlord may terminate Tenant's right to possession
              -----------
of the Premises at any time. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right of possession. On termination, Landlord has the right to recover from Tenant:

              (i) the worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

              (ii) the worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

               (iii) the worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

               (iv) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

     "The worth, at time of award," as used in subparagraphs (i) and (ii) above, shall be computed by allowing interest at the prime rate as quoted by the Wall Street Journal at the time of the award, plus two percent (2%) (the "Default
                                                                     -------
Rate").  "The worth, at the time of award," as referred to in subparagraph
----
(iii), shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

          (c) Appointment of Receiver.  Landlord may have a receiver appointed
              -----------------------
to collect rent and conduct Tenant's business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

          (d) Landlord's Right to Cure.  Landlord, at any time after Tenant
              ------------------------
commits a default (which default continues for a period of thirty (30) days following the delivery of written notice by Landlord to Tenant), may cure the default at Tenant's cost; provided, however, that so long as Tenant has commenced to cure a non-monetary default within such thirty (30)-day period and is using diligent efforts to complete the cure of such default and so long as such default is actually cured within ninety (90) days, Landlord shall not have the right to cure such default. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, then the sum paid by Landlord shall be due within ten (10) days after demand therefor from Tenant to Landlord as additional rent at the time the sum is paid, and if paid at a later date shall bear interest at the Default Rate from the date the sum is paid by Landlord until Landlord is fully reimbursed by Tenant.

     Nothing in this Section 18 shall be deemed to affect Landlord's right to
                     ----------
indemnification for liability or liabilities arising prior to the termination of this Lease, including personal injuries and property damage under the indemnification provisions of Section 11 or elsewhere in this Lease.
                              ----------

     19.  Mechanic's Liens.
          ----------------

          (a) Restriction Against Mechanic's Liens.  Tenant shall not permit or
              ------------------------------------
suffer to be placed against the Premises, or any part thereof, any mechanic's, materialman's, contractor's or subcontractor's liens, arising from any work to be performed on the Premises by, at the request or on behalf, of Tenant, or its employees or agents. Tenant shall pay, or cause to be paid, all of such liens, claims or demands before any action is brought to enforce the same against the Premises.

          (b) Contests - Surety Bond.  Tenant, at its sole expense, may contest
              ----------------------
any lien for which Tenant is responsible pursuant to Section 19(a), but shall
                                                     -------------
pay any adverse judgment that may be rendered thereon before the enforcement thereof against the Premises. As a condition to such contest, the contesting party may be required by the other party to procure and record a bond freeing the Premises from the effect of such lien or action thereon.

          (c) Right to Remove Liens.  If Tenant fails to discharge such lien or
              ---------------------
furnish a bond against the foreclosure thereof as provided by Applicable Law, then Landlord may, but is not obligated to, discharge the same or take such other action as Landlord deems necessary to prevent a judgment of foreclosure of said lien from being executed against the Premises. All costs and expenses, including reasonable attorneys' fees, incurred by Landlord shall be repaid by Tenant upon demand, with interest from the date of Landlord's payment, at the Default Rate.

          (d) Notice of Non-Responsibility.  Nothing in this Lease shall be
              ----------------------------
deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman, to perform any labor or furnish any materials for any specific improvement, alteration or repair of or to the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises such notices of non-responsibility as Landlord may deem necessary for the protection of Landlord and the Premises from mechanic's and materialman's liens.

          (e) Certificate of Completion.  On completion of any substantial work
              -------------------------
of improvement during the Lease term, Tenant shall timely record or cause to be recorded, a notice of completion.

     20.  Bankruptcy.  Tenant agrees that (a) if Tenant shall commence a
          ----------
voluntary case under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code");
                                                           ---------------
(b) if an involuntary case is commenced against Tenant and the petition is not controverted within one hundred and twenty (120) days, or is not dismissed within ninety (90) days, after commencement of the case; (c) if a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of Tenant; (d) if Tenant commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Tenant or there is commenced against Tenant any such proceeding which remains undismissed for a period of ninety (90) days; (e) if Tenant is adjudicated insolvent or bankrupt;
(f) if any order or relief or other order approving any such case or proceeding is entered; (g) if Tenant suffers any appointment of any custodian or the like for Tenant or any substantial part of Tenant's property to continue undischarged or unstayed for a period of ninety (90) days; (h) if Tenant makes a general assignment for the benefit of creditors; (i) if Tenant shall be unable to pay its debts generally as they become due; (j) if Tenant shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (k) if any action is taken by Tenant for the purpose of effecting any of the foregoing, then this Lease and any interest of Tenant in and to the Premises shall not become an asset in any of such proceedings. In any such event, and in addition to any and all rights or remedies of Landlord hereunder or provided by law, the Lease term shall automatically end, whereupon Landlord may reenter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or hereunder.

     21.  Notices.  Any notices relating to this Lease shall be given in writing
          -------
and shall be deemed sufficiently given and served for all purposes when delivered, if (a) by receipt confirmed facsimile transmission, (b) in person,
(c) by generally recognized overnight courier service, or (d) Certified United States Mail, addressed as follows:

     If to Tenant:

     Bay Meadows Operating Company LLC
     c/o Magna Entertainment Corp.
     337 Magna Drive
     Aurora, Ontario L46 7K1
     CANADA
     Attn:  James Nicol
     Facsimile:  (905) 726-7177

     And a copy to:

     Magna Entertainment Corp.
     610 Newport Center Drive, Suite 1700
     Newport Beach, California  92660
     Attn:  Scott Daruty
     Facsimile: (949) 823-6994

     If to Landlord:

     PW Acquisitions IV, LLC
     1285 Avenue of the Americas, 38th Floor
     New York, New York  10019
     Attn:  John Tashjian
     Facsimile:  (212) 713-7949

     with a copy to:

     Gibson, Dunn & Crutcher LLP
     One Montgomery Street
     Telesis Tower
     San Francisco, California  94104-4505
     Attn:  Fred L. Pillon, Esq.
     Facsimile:  (415) 986-5309

     Either party may change its address by giving written notice to the other in the manner provided above.

     22.  Quiet Enjoyment.  So long as Tenant pays the rent and performs and
          ---------------
observes all of the terms and conditions thereof, Tenant shall, at all times during the Lease term, peaceably and quietly enjoy the Premises without any disturbance or interference from Landlord or from any other person claiming through Landlord.

     23.  Waiver.  No right or remedy hereunder shall be exclusive of any other
          ------
right or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing. Failure by any party to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof by such party for the future. One or more waivers of any covenant or condition by either party shall not be construed as a waiver of a subsequent breach of the same or any other covenant or condition by such party, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be construed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. Receipt by Landlord of any rent, additional rent or other sums payable hereunder with knowledge of the breach of any provision hereof shall not constitute a waiver of such breach, and no waiver by either party of any provision hereof shall be deemed to have been made unless made in writing signed by the party to be bound by such waiver. Either party shall be entitled to injunctive relief in case of the violation or attempted or threatened violation, of any of the provisions hereof, or to a decree compelling performance of any of the provisions hereof, or to any other remedy allowed to either party at law or in equity. No payment by Tenant or receipt by Landlord of a lesser amount than the rents herein stipulated shall be deemed to be other than on account of the earliest stipulated rents, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease.

     24.  Liability of Landlord.
          ---------------------

          (a) Landlord's Default.  Landlord shall not be deemed to be in default
              ------------------
in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after written notice by Tenant to Landlord specifying how Landlord has failed to perform such obligations; provided, however, that, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence performance within such thirty (30) day period and thereafter diligently prosecute the same to completion.

          (b) Limitation of Landlord's Liability.  In the event of any transfer
              ----------------------------------
or transfers of Landlord's interest in the Premises, other than a transfer for security purposes only, Landlord shall automatically be relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, so long as such transferee expressly assumes all of the obligations and liabilities of Landlord under this Lease, including those accruing prior to and those accruing from and after the date of transfer; provided, however, that, any funds in the hands of Landlord at the time of such transfer in which Tenant has an interest shall be turned over to the transferee and any amount then due and payable to Tenant by Landlord under any provisions of this Lease shall be paid to Tenant. The parties intend that the covenants and obligations contained in this Lease on the part of Landlord shall, subject to the preceding sentence, be binding on Landlord, its successors and assigns, only during and in respect to their respective successive periods of ownership. Tenant shall look solely to Landlord's estate and interest in the Premises (or the proceeds thereof) for the satisfaction of any remedy of Tenant or for the collection of a judgment (or other judicial process) requiring the payment of money by

Landlord in the event of any default by Landlord hereunder. No other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease.

     25.  Landlord's Representations and Warranties.  Landlord hereby represents
          -----------------------------------------
and warrants that:

          (a) Landlord is a duly organized limited liability company under the laws of the State of Delaware and has the full right and authority to enter into this Lease and perform its obligations under this Lease;

          (b) the person or persons signatory to this Lease and any document executed pursuant hereto on behalf of Landlord have full power and authority to bind Landlord; and

          (c) the execution and delivery of this Lease and the performance of Landlord's obligations hereunder do not and shall not result in the violation of Landlord's organizational documents or any material contract or agreement to which Landlord is a party.

     26.  Tenant's Representations and Warranties.  Tenant hereby represents and
          ---------------------------------------
warrants to Landlord that:

          (a) Tenant is a duly organized limited liability company and in good standing under the laws of the State of Delaware, is qualified and in good standing under the laws of the State of California, and has the full right and authority to enter into this Lease and perform its obligations under this Lease;

          (b) the person or persons signatory to this Lease and any document executed pursuant hereto on behalf of Tenant have full power and authority to bind Tenant; and

          (c) the execution and delivery of this Lease and the performance of Tenant's obligations hereunder do not and shall not result in the violation of Tenant's organizational documents or any material contract or agreement to which Tenant is a party.

     27.  Severability.  Any provision of this Lease which a court of competent
          ------------
jurisdiction shall determine to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and all such other provisions shall remain in full force and effect.

     28.  Attorneys' Fees.  In the event of any litigation between Tenant and
          ---------------
Landlord to enforce any provision of this Lease, the prevailing party in such litigation shall be entitled to recover its reasonable attorneys' fees incurred therein.

     29.  Time of Essence.  Time is of the essence with respect to the
          ---------------
performance of every portion of this Lease.

     30.  Nonmerger of Fee and Leasehold Estate.  If both Landlord's and
          -------------------------------------
Tenant's estates in the Premises become vested in the same owner, this Lease shall nevertheless not be destroyed by application of the doctrine of merger except at the express election of the owner and the consent of the holder of all mortgages or deeds of trust existing under provisions of this Lease.

     31.  Estoppel Certificates.  At any time and from time to time, within ten
          ---------------------
(10) days after notice of request by either party (the "Requesting Party"), the
                                                        ----------------
other party shall execute, acknowledge and deliver to the Requesting Party, or to such other recipient as the notice shall direct, a statement certifying that
(a) this Lease is unmodified and in full force and effect, or, if there have been modifications, that it is in full force and effect as modified, (b) the dates to which the rent and other charges have been paid in advance, (c) that there are no defaults and no events or conditions that, with the giving of notice or the passage of time, or both, could become defaults, existing under this Lease, or, if there are defaults or potential defaults, setting forth the nature thereof, and (d) any other matters reasonably requested by the Requesting Party. The statement shall be such that it can be relied on by any auditor, creditor, lender, commercial broker or investment banker of the Requesting Party and by any prospective purchaser of the Premises. Either party's failure to execute, acknowledge and deliver on request the certificate described above within the specified time shall constitute an approval and acknowledgment by such party to all persons entitled to rely on the statements contained therein; and shall constitute a waiver, with respect to all persons entitled to rely on the statement, of any defaults that may exist before the date of the notice.

     32.  Force Majeure - Unavoidable Delay.  Notwithstanding anything to the
          ---------------------------------
contrary in this Lease, if either Landlord or Tenant shall be delayed or prevented from the performance of any act required by this Lease by reason of a Force Majeure Event (as defined below), then performance of such act shall be excused for the period of the delay caused by such event, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, that no allowance for delay shall be made under this Section 32 unless a written notice, specifying the cause of such
                ----------
delay, is delivered by the delayed party to the other party within ten (10) business days of the initial occurrence causing the delay (or, if the delayed party is not aware of, and could not reasonably be expected to be aware of, such initial occurrence, then such written notice shall be sent within ten (10) business days of the date that the delayed party should reasonably have been aware of such initial occurrence). Nothing in this Section 32, however, shall
                                                    ----------
excuse Tenant from the prompt payment of any rent or other charge required of Tenant. As used herein, the term "Force Majeure Event" means a natural
                                   -------------------
disaster, fire, earthquake, flood, explosion, action of the elements, war, riot, mob violence, inability to procure or a general shortage of labor, equipment, facilities, energy, materials or supplies in the open market, strikes or lockouts, but shall in no event include (a) any cause or event within the reasonable control of the applicable party, or (b) lack of, or inability to procure, funds.

     33.  Surrender.  On the Expiration Date or the earlier termination of this
          ---------
Lease, Tenant shall surrender to Landlord the possession of the Premises, including the Main Track Improvements and FF&E, all of which are and shall remain the property of Landlord. All property that Tenant is not required to surrender but which Tenant abandons shall, at Landlord's election, become Landlord's property if not removed by Tenant beginning not later than thirty
(30) days after the Expiration Date or the earlier termination of this Lease.

     34.  Lease Not a Partnership.  Nothing contained in this Lease shall be
          -----------------------
deemed or construed as creating a partnership or joint venture between Landlord and Tenant or between Landlord and any other party, or cause Landlord to be responsible in any way for the debts or obligations of Tenant or any other party.

     35.  Holding Over.  This Lease shall terminate without further notice on
          ------------
the Expiration Date. Any holding over by Tenant after expiration shall be deemed a tenancy at sufferance, terminable by either party upon one day's notice, provided that the monthly rent shall be equal to one-twelfth (1/12th) of two hundred percent (200%) of the rent in effect just prior to the Expiration Date.

     36.  Execution in Counterparts.  This Lease, or a short form of this Lease,
          -------------------------
or both, may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     37.  No Recordation.  Neither this Lease nor a short form thereof shall be
          --------------
recorded.

     38.  Applicable Law.  This Lease shall be governed by and construed in
          --------------
accordance with the laws of the State of California.

     39.  Successors and Assigns.  All of the covenants, conditions and
          ----------------------
provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, subject at all times, however, to all agreements and restrictions herein contained with respect to assignment, subleasing and hypothecation.

     40.  Interpretation.  The table of contents of the Lease and the captions
          --------------
of the various articles, sections and paragraphs of this Lease are for convenience and ease of reference only and do not define, limit, augment or describe the scope or intent of this Lease or of any part or parts of this Lease. The neuter gender includes the feminine and masculine, the masculine includes the feminine and neuter, and the feminine includes the masculine and neuter, and each includes corporations, partnerships or other legal entities when the context so requires. The singular number includes the plural whenever the context so requires.

     41.  Entire Agreement.  This Lease contains the entire agreement between
          ----------------
the parties. No promise, representation, warranty or covenant not included in this Lease has been or is relied on by either party. No provisions of this Lease may be amended or supplemented except by an agreement in writing signed by the parties hereto or their successors in interest.

     42.  Signs.  Subject to Tenant's complying with applicable laws, rules and
          -----
regulations of the City and obtaining Landlord's prior written consent (not to be unreasonably withheld or delayed), Tenant shall have the right to place, construct or maintain on the Premises, signs, names, insignia, advertising placards, trademarks, descriptive material or other similar items relating to Tenant's permitted use of the Premises pursuant to this Lease. Tenant also shall have the right to maintain the existing sign (and any replacement thereof provided such replacement conforms with the requirements of this Section 42)
                                                                 ----------
located on the portion of Landlord's property adjacent to U.S. Highway 101 shown on Exhibit B hereto, and in the event Landlord sells such property to another
   ---------
party, Landlord shall maintain an easement for such sign throughout the term hereof.

     43.  Good Faith and Reasonableness.  Any time the consent of Landlord or
          -----------------------------
Tenant is required under this Lease, such consent shall not be unreasonably withheld or delayed except to the extent the Lease expressly provides otherwise. If either party withholds consent or approval, such party shall, upon request, deliver to the other party a written statement specifying in detail the reason or reasons why such consent or approval was refused unless the Lease specifically provides that such consent or approval may be withheld in such party's sole or absolute discretion.

     44.  Further Assurances.  Landlord and Tenant each agree that at the
          ------------------
request of the other party, it will execute and deliver to the other party such further instruments, documents, conveyances or assurances and take such other action as may be necessary or otherwise reasonably requested by such ether party to carry out the provisions of this Lease.

     45.  Access to Trailer Parcel.  Landlord has reserved from this Lease the
          ------------------------
Trailer Parcel, as described on Exhibit C. Tenant acknowledges that Landlord may cause the Trailer Parcel to be isolated and secured from the remainder of the Premises through the use of fencing or other means that does not interfere with the use of the remainder of the Premises by Tenant. In addition, Tenant hereby grants to Landlord and its employees, agents and contractors, an irrevocable license for and during the term of the Lease for access to the Trailer Parcel at all times, including ingress and egress from the south entrance and main entrance to the Premises, as well as the right at all times to park in connection with the use of the Trailer Parcel at no cost or expense on portions of the Premises adjacent to the Trailer Parcel.

     46.  Art.  Tenant shall keep and maintain the Art in good condition and
          ---
repair for and during the term of the Lease. Upon the commencement of this Lease, Tenant and Landlord shall inventory the Art identified on Exhibit B and note the condition of such items. Upon expiration or sooner termination of this Lease, Tenant shall (i) inventory all of the Art and compare such inventory to the inventory taken by Landlord and Tenant upon the commencement of the term hereof, (ii) notify Landlord in writing of any material discrepancies in such inventory or the condition of the items of the Art, and (iii) repair, replace or reimburse Landlord for the reasonable value of any of the Art lost, stolen or damaged during the term hereof such that all of the Art shall be in substantially and materially the condition upon which it was delivered upon the commencement of the term of this Lease. All of the Art shall be left in place by Tenant upon the expiration or sooner termination of this Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the date first written above.

                              LANDLORD:

                              PW Acquisitions IV, LLC,
                              a Delaware limited liability company

                              By: PW Realty Partners, LLC, its managing
                                  member

                                  By: PW Acquisitions Corp., its
                                      managing member

                                      By: _______________________
                                           John C. Tashjian
                                      Its: Vice President

                              TENANT:

                              Bay Meadows Operating Company LLC,
                              a Delaware limited liability company

                              By: ___________________________

                                  Name: _________________________
                                  Title: ________________________

                                      S-1